2022

Annual Shareholder Meeting

PRIME MERIDIAN
HOLDING COMPANY

Forward Looking Statements

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present including "pre-tax, pre-provision (PTPP) operating earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

GLOSSARY OF TERMS

- Q1-20 or Q1 2020 – First Quarter of 2020
- Q2-20 or Q2 2020 – Second Quarter of 2020
- Q3-20 or Q3 2020 – Third Quarter of 2020
- Q4-20 or Q4 2020 – Fourth Quarter of 2020
- Q1-21 or Q1 2021 – First Quarter of 2021
- Q2-21 or Q2 2021 – Second Quarter of 2021
- Q3-21 or Q3 2021 –Third Quarter of 2021
- Q4-21 or Q4 2021 – Fourth Quarter of 2021
- Q1-22 or Q1 2022 – First Quarter of 2022
- 2021Y – Fiscal Year 2021
- Annualized – Calculated to reflect a rate based on a full year
- ALLL – Allowance for loan losses
- CAGR – Compound annual growth rate
- CECL – Current Expected Credit Losses (new accounting standard effective 1/1/2023)
- COF – Cost of funds
- COVID-19 – Pandemic-related virus
- CRE – Commercial real estate
- Efficiency ratio – Ratio of noninterest expense to sum of total net interest income and noninterest income
- FTE – Full time equivalent
- GAAP – Generally accepted accounting principles
- MM – Dollars in millions
- NPA – Nonperforming assets
- NPL – Nonperforming loans
- OTCQX – OTC Exchange
- PMB – Prime Meridian Bank
- PMHG – Prime Meridian Holding Company
- PPP – SBA's Paycheck Protection Program related to COVID-19
- PTPP – Pre-tax pre-provision
- ROAA – Return on average assets
- ROAE – Return on average equity
- SBA – Small Business Administration

Company Profile

2022Q1 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$85.5 million (as of 3/31/2022)
Price / TBV[1]	130.1% (as of 3/31/2022)
Assets	$866.2 Million
Loans, net	$479.5 Million
Deposits	$787.9 Million
Shareholders' Equity	$65.8 Million
NPAs[2]/ Assets	0.0%
Leverage Ratio (Company)	8.10%
Leverage Ratio (Bank)	8.56%
Shares Outstanding	3,150,261
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com

(1) TBV = Tangible Book Value
(2) NPAs = Nonperforming Assets


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

Data as of 3/31/2022

PROFILE | MANAGEMENT TEAM

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations



Sammie D. Dixon, Jr.
Vice Chairman, President and Chief Executive Officer
Age: 52 | 24 years banking experience



Susan Payne Turner
Executive Vice President and Chief Risk Officer
Age: 55 | 39 years banking experience



Monté L. Ward
Executive Vice President and Chief Information Officer
Age: 40 | 20 years banking and information security experience



Chris L. Jensen, Jr.
Executive Vice President and Chief Lending Officer
Age: 65 | 42 years banking experience and lending experience



Clint F. Weber
Executive Vice President and Chief Financial Officer
Age: 40 | 18 years banking and credit experience



Kyle D. Phelps
Executive Vice President and Chief Banking Officer
Age: 41 | 18 years banking and lending experience

COMPANY PERSONNEL

- ✓ **Employees, Management and Director Ownership: 23.5%**
- ✓ **Prime Meridian Bank Employees Who Own PMHG: 32.3%**
- ✓ **Average Age**
  - Entire Team[1] 39.3
  - Executive Officers 48.8
  - All Officers 46.0

[1] 99.2 FTEs

Data as of 3/31/2022

Building Franchise Value



Total Assets (in millions)
CAGR – 24.8%
$347
$402
$501
$647
$841
$866
2017
2018
2019
2020
2021
Q1-22

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

BUILDING FRANCHISE VALUE

Net Loans (in millions)



Net Loans
Net Loans (Adjusted)(1)
CAGR – 17.4%
$250
$290
$338
$410
$475
$475
2017
2018
2019
2020 Adjusted(1)
2021 Adjusted(1)
Q1-22 Adjusted(2)

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

(1)(2) See Non-GAAP Reconciliation on Pages 31 and 33, respectively. Excludes PPP Loans

BUILDING FRANCHISE VALUE

Total Deposits (in millions)


CAGR – 26.5%
$298
$349
$438
$581
$763
$788
2017
2018
2019
2020
2021
Q1-22

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

BUILDING FRANCHISE VALUE

Average Cost of Total Deposits (percent)



0.41
0.70
0.89
0.57
0.30
0.21
2017
2018
2019
2020
2021
Q1-22

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

NET INTEREST DRIVERS

(dollars in millions and represents actual period-ending balance)

Average Cost of Interest-Bearing Liabilities



0.50%
0.44%
0.43%
0.38%
0.30%
$459.1
$486.8
$501.4
$557.2
$585.9
Q1-21
Q2-21
Q3-21
Q4-21
Q1-22
Interest-Bearing Liabilities

Source: S&P Global and internal company documents

NET INTEREST DRIVERS

(dollars in millions and represents actual period-ending balance)

Average Loan Yield



4.51%
4.47%
4.46%
4.45%
4.33%
$402.1
$415.9
$449.0
$475.0
$474.6
Q1-21 Adjusted (1)
Q2-21 Adjusted (1)
Q3-21 Adjusted (1)
Q4-21 Adjusted (1)
Q1-22 Adjusted (1)
Net Loans (Adjusted)(1)
(1) See Non-GAAP Reconciliation on Page 33 Excludes PPP Loans

Source: S&P Global and internal company documents

BUILDING SHAREHOLDER VALUE

Total Common Equity (in millions)



CAGR – 9.3%
$47
$51
$56
$60
$67
$66
2017
2018
2019
2020
2021
Q1-22

Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Building Shareholder Value

Net Income (in thousands)



$2,817
$4,042
$3,542
$4,458
$8,347
$2,234
$2,241
2017
2018
2019
2020
2021
Q1-21
Q1-22

BUILDING SHAREHOLDER VALUE

Book Value Per Share



CAGR – 9.2%
$15.06
$16.19
$17.51
$19.32
$21.42
$20.87
2017
2018
2019
2020
2021
Q1-22

Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Building Shareholder Value

Earnings Per Share (Basic)



$1.04
$1.29
$1.12
$1.42
$2.67
$0.72
$0.71
2017
2018
2019
2020
2021
Q1-21
Q1-22

LOAN PORTFOLIO

Total Loans (in millions)

Totals as of 3/31 of respective year

$293 $367 $489 $486



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
26%
43%
10%
19%
2%
29%
38%
11%
20%
2%
28%
33%
9%
16%
13%
1%
31%
39%
13%
14%
2%
March 31, 2019
March 31, 2020
March 31, 2021
March 31, 2022
Loan Portfolio Composite Comparison
Commercial Real Estate (CRE)
Residential Real Estate and HELOC
Construction
PPP
Commercial
Consumer and Other

Loans (in thousands)

Real Estate Mortgage Loans		
Commercial Real Estate (CRE)	$	150,257
Residential Real Estate and HELOC		188,993
Construction		65,740
Total Real Estate Mortgage		404,990
Commercial		66,927
PPP		4,937
Consumer and Other		8,719
Total Loans		485,573
Deferred Loan Fees, Net		(160)
Less: ALLL		(5,887)
Loans, Net	**$**	**479,526**

Source: internal company documents as of 3/31/2022

Residential Loan Portfolio

Total Residential Loans (in millions)	$124	$140	$161	$189

Totals as of 3/31 of respective year



Residential Loan Portfolio Composite Comparison
1-4 Owner-Occupied & HELOC
1-4 Non-Owner-Occupied
Multifamily
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
57%
57%
55%
54%
28%
28%
29%
30%
15%
15%
16%
16%
March 31, 2019
March 31, 2020
March 31, 2021
March 31, 2022

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	101,852
1-4 Non-Owner-Occupied		57,656
Multifamily		29,485
Total	**$**	**188,993**

Source: internal company documents as of 3/31/2022

CORE FUNDING

Total Deposits (in millions) $374 $474 $651 $788

Totals as of 3/31 of respective year

✓ Company's deposit franchise is comprised of **26%** noninterest-bearing deposits

Deposits (in thousands)

Noninterest-Bearing	$	206,018
Money Market Accounts		342,179
NOW		155,849
Savings		36,021
Time Deposits		47,876
Total	**$**	**787,943**

Source: internal company documents as of 3/31/2022


Core Funding Composite Comparison
Noninterest-Bearing
Money Market
NOW
Savings
Time Deposits
22%
48%
15%
3%
12%
22%
42%
18%
3%
15%
30%
41%
18%
3%
8%
26%
43%
20%
5%
6%
March 31, 2019
March 31, 2020
March 31, 2021
March 31, 2022

Asset Quality

NPAs[1] / Total Assets (%)


1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.27
0.04
0.09
0.52
0.19
0.00
0.11
0.00
2016
2017
2018
2019
2020
2021
Q1-21
Q1-22

[1] NPA = Nonperforming Assets

Source: S&P Global and internal company documents. All financial data as of December 31 of the respective year unless otherwise noted.

Deposit Market Share

Institution	State	Type	2021 Rank	2020 Rank	2021 Total Market Share (%)	2020 Total Market Share (%)	YoY Deposit Growth 2021 (%)	5-Year Deposit CAGR 2021 (%)
Leon, FL								
Truist Bank	NC	Bank	1	1	24.46	24.21	24.92	6.20
Wells Fargo Bank NA	SD	Bank	2	2	18.70	15.72	47.05	23.44
Capital City Bank	FL	Bank	3	3	12.79	13.95	13.34	7.86
Bank of America NA	NC	Bank	4	4	12.42	13.22	16.18	10.37
Regions Bank	AL	Bank	5	5	7.19	6.66	33.57	11.21
Prime Meridian Bank	**FL**	**Bank**	**6**	**6**	**5.46**	**5.46**	**23.47**	**20.35**
Hancock Whitney Bank	LA	Bank	7	7	4.83	4.96	20.26	15.68
The First Bank	MS	Bank	8	8	3.81	4.45	5.93	1.78
Synovus Bank	GA	Bank	9	9	3.57	4.43	(0.29)	5.89
Centennial Bank	AR	Bank	10	10	3.53	3.99	9.29	4.03
Ameris Bank	GA	Bank	11	11	1.01	1.30	(3.86)	26.97
Thomasville National Bank	GA	Bank	12	13	0.92	0.42	169.80	-
American Commerce Bank NA	GA	Bank	13	12	0.58	0.64	12.20	4.45
JPMorgan Chase Bank NA	OH	Bank	14	15	0.37	0.24	92.28	-
PeoplesSouth Bank	GA	Bank	15	14	0.33	0.35	17.94	(0.97)
MidSouth Bank	AL	Bank	16	-	0.03	-	-	-
Polk, FL								
Prime Meridian Bank[1]	**FL**	**Bank**	**15**	**15**	**0.33**	**0.24**	**57.52**	**-**
Hamilton Bank NA	FL	Bank	-	-	-	-	-	-
Wakulla, FL								
Centennial Bank	AR	Bank	1	1	59.76	66.53	(9.98)	28.64
Prime Meridian Bank	**FL**	**Bank**	**2**	**2**	**17.33**	**13.06**	**32.96**	**33.89**
Ameris Bank	GA	Bank	3	3	12.36	12.15	1.96	3.32
Capital City Bank	FL	Bank	4	4	10.54	8.26	27.95	14.52

Source: S&P Global: Market share analysis excludes non-retail deposits. [1]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2021 and 2020 and other data in this table are pro forma for all acquisitions announced after June 30, 2021 and up to including the date of this table (January 25, 2022).

PPP: Significant Catalyst for Growth

The PPP program became a significant catalyst for current and future growth. Of the 1,376 PPP loans originated, 645 were to non-clients, 248 of whom are new deposit clients of the Bank.


1,376
645
248
Total PPP Recipients
Non-Client PPP Recipients
Converted to New Deposit Clients

Combined Round 1 and 2 PPP Loan Originations

Existing Clients	497	234	731
Non-Deposit Client	258	140	398
New Deposit Client	156	91	247
Total	911	465	1,376
PPP Recipients			
Existing Clients	$ 53,689,448	$ 26,222,774	$ 79,912,222
Non-Deposit Client	15,929,416	11,586,838	27,516,254
New Deposit Client	13,228,402	7,606,159	20,834,561
Total	$ 82,847,266	$ 45,415,771	$ 128,263,037

Remaining Deferred PPP fees (net of costs) at 3/31/22: $273,995
PPP Loan Balance at 3/31/22: $4,937,076

Source: PPP funding data from internal company documents as of 3/31/2022

Questions?

- Investors.PrimeMeridianBank.com
- OTCMarkets.com (PMHG)

Appendix | TABLES

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	1Q'22	4Q'21	3Q'21	2Q'21	1Q'21
Per Share Data:					
Earnings per common share - Basic	$ 0.71	$ 0.56	$ 0.67	$ 0.72	$ 0.72
Earnings per common share - Diluted	$ 0.71	$ 0.55	$ 0.67	$ 0.72	$ 0.71
Book value per common share	$ 20.87	$ 21.42	$ 20.99	$ 20.40	$ 19.56
Common shares outstanding	3,150,261	3,129,046	3,127,730	3,126,474	3,124,794
Weighted-average basic common shares outstanding	3,138,695	3,128,831	3,127,524	3,126,197	3,123,565
Weighted-average diluted common shares outstanding	3,174,697	3,162,746	3,145,017	3,139,179	3,125,249
Selected Performance Ratios and Other Data:					
Return on average assets(1)	1.05%	0.85%	1.09%	1.24%	1.32%
Return on average equity(1)	12.70	10.11	12.99	14.40	14.72
Average yield on earning assets	3.09	3.11	3.34	3.40	3.77
Net interest margin(2)	2.88	2.85	3.06	3.11	3.44
Efficiency ratio(3)	59.28	63.83	55.90	53.99	52.85
Noninterest expense/average assets(1)	1.77	1.93	1.82	1.79	1.95
Asset Quality Data:					
Nonaccrual loans	$ -	$ -	$ -	$ -	$ 797
Loans 90 days past due + other real estate owned	-	-	-	-	-
Total nonperforming assets	-	-	-	-	797
Nonperforming assets/total assets	-	-	-	-	0.11%
Loans 30-89 days past due	$ 1,546	$ 1,121	$ 526	$ 1,022	$ 1,795
Total loans	485,573	496,873	483,634	478,138	488,795
Loans 30-89 days past due/total loans	0.32%	0.23%	0.11%	0.21%	0.37%
Net (recoveries) charge-offs/average loans (1)	(0.23)%	0.00%	0.00%	0.01%	0.00%
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	8.10%	8.12%	8.45%	8.61%	9.00%
Tier 1 Leverage Capital Ratio (Bank)	8.56	8.53	8.82	9.01	9.07
Common Equity Tier 1 Capital Ratio (Bank)	13.60	12.72	13.30	13.87	13.72
Tier 1 Risk-Based Capital Ratio (Bank)	13.60	12.72	13.30	13.87	13.72
Total Risk-Based Capital Ratio (Bank)	14.70	13.80	14.45	15.11	14.98

(1) Annualized
(2) Net interest margin is net interest income divided by total average interest-earnings assets, annualized
(3) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings

(in thousands except per share amounts)

	Three Months Ended March 31, 2022 Unaudited	Three Months Ended March 31, 2021 Unaudited
Interest income:		
Loans	$ 5,784	$ 5,805
Securities	385	249
Other	124	49
Total interest income	6,293	6,103
Interest expense:		
Deposits	403	537
Other borrowings	31	-
Total interest expense	434	537
Net interest income	5,859	5,566
Provision (credit) for loan losses	(371)	-
Net interest income after provision for loan losses	6,230	5,566
Noninterest income:		
Service charges and fees on deposit accounts	68	53
Debit card/ATM revenue, net	129	109
Mortgage banking revenue, net	165	301
Income from bank-owned life insurance	95	63
Gain on sale of securities available for sale	-	108
Other income	61	38
Total noninterest income	518	672
Noninterest expense:		
Salaries and employee benefits	2,160	1,852
Occupancy and equipment	408	386
Professional fees	146	130
Marketing	167	140
FDIC assessment	124	70
Software maintenance, amortization and other	242	250
Other	533	469
Total noninterest expense	3,780	3,297
Earnings before income taxes	2,968	2,941
Income taxes	727	707
Net earnings	$ 2,241	$ 2,234
Earnings per common share:		
Basic	$ 0.71	$ 0.72
Diluted	0.71	0.71
Cash dividends per common share(1)	0.18	0.14

(1) Annual cash dividends were paid during the first quarters of 2020 and 2021.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	1Q'22	4Q'21	3Q'21	2Q'21	1Q'21
Interest income:					
Loans	$ 5,784	$ 5,794	$ 5,819	$ 5,632	$ 5,805
Securities	385	292	283	262	249
Other	124	76	78	65	49
Total interest income	6,293	6,162	6,180	5,959	6,103
Interest expense:					
Deposits	403	483	502	500	537
Other borrowings	31	26	25	7	-
Total interest expense	434	509	527	507	537
Net interest income	5,859	5,653	5,653	5,452	5,566
Provision (credit) for loan losses	(371)	81	-	(185)	-
Net interest income after provision for loan losses	6,230	5,572	5,653	5,637	5,566
Noninterest income:					
Service charges and fees on deposit accounts	68	75	61	56	53
Debit card/ATM revenue, net	129	129	108	124	109
Mortgage banking revenue, net	165	216	325	332	301
Income from bank-owned life insurance	95	69	73	67	63
Gain on sale of debt securities available for sale	-	-	-	-	108
Other income	61	112	46	41	38
Total noninterest income	518	601	613	620	672
Noninterest expense:					
Salaries and employee benefits	2,160	2,408	2,028	1,805	1,852
Occupancy and equipment	408	402	380	378	386
Professional fees	146	130	103	120	130
Marketing	167	171	197	199	140
FDIC assessment	124	119	78	49	70
Software maintenance, amortization and other	242	237	237	251	250
Other	533	525	480	476	469
Total noninterest expense	3,780	3,992	3,503	3,278	3,297
Earnings before income taxes	2,968	2,181	2,763	2,979	2,941
Income taxes	727	429	664	717	707
Net earnings	$ 2,241	$ 1,752	$ 2,099	$ 2,262	$ 2,234
Basic earnings per common share	$ 0.71	$ 0.56	$ 0.67	$ 0.72	$ 0.72
Diluted earnings per common share	$ 0.71	$ 0.55	$ 0.67	$ 0.72	$ 0.71

Condensed Consolidated Balance Sheets

(in thousands)

	1Q'22 (Unaudited)	4Q'21 (Audited)	3Q'21 (Unaudited)	2Q'21 (Unaudited)	1Q'21 (Unaudited)
Assets					
Cash & cash equivalents	$ 233,789	$ 233,473	$ 212,652	$ 181,599	$ 141,787
Debt securities available for sale	101,868	73,763	67,124	63,306	58,915
Debt securities held to maturity	6,185	-	-	-	-
Loans, held for sale	11,241	11,768	10,976	13,736	12,532
Loans, net	479,526	490,198	476,513	470,488	480,772
Federal Home Loan Bank stock	463	366	366	366	366
Premises & equipment, net	7,905	7,962	8,018	8,159	8,200
Right of use lease asset	3,205	3,258	3,310	3,363	3,415
Accrued interest receivable	1,649	1,505	1,478	1,751	1,797
Bank-owned life insurance	16,248	16,153	12,085	12,012	10,748
Other assets	4,087	2,677	1,952	1,839	2,371
Total Assets	$ 866,166	$ 841,123	$ 794,474	$ 756,619	$ 720,903
Liabilities and Stockholders' Equity					
Liabilities:					
Noninterest-bearing demand deposits	$ 206,018	$ 209,351	$ 219,996	$ 199,662	$ 193,061
Savings, NOW and money-market deposits	534,049	503,759	448,528	433,954	406,413
Time deposits	47,876	49,832	49,817	49,744	51,955
Total Deposits	787,943	762,942	718,341	683,360	651,429
Other borrowings	3,975	3,575	3,075	3,075	750
Official checks	1,625	1,141	1,168	965	1,257
Operating lease liability	3,350	3,397	3,443	3,489	3,535
Other liabilities	3,512	3,037	2,798	1,943	2,803
Total Liabilities	800,405	774,092	728,825	692,832	659,774
Total Stockholders' Equity	65,761	67,031	65,649	63,787	61,129
Total Liabilities and Stockholders' Equity	$ 866,166	$ 841,123	$ 794,474	$ 756,619	$ 720,903

Results of Operations (unaudited)

(dollars in thousands)

	1Q'22			4Q'21			1Q'21		
	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)
Interest-earning assets:									
Loans(1)	$489,263	$ 5,684	4.65%	$477,175	$ 5,686	4.77%	$484,455	$ 5,699	4.71%
Loans held for sale	10,550	100	3.79	11,700	108	3.69	13,370	106	3.17
Debt securities available for sale	84,088	385	1.83	71,348	292	1.64	59,629	249	1.67
Other(2)	230,348	124	0.22	231,846	76	0.13	89,646	49	0.22
Total interest-earning assets	814,249	$ 6,293	3.09%	792,069	$ 6,162	3.11%	647,100	$ 6,103	3.77%
Noninterest-earning assets	38,599			33,958			27,743		
Total assets	$852,848			$826,027			$674,843		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$517,506	$ 335	0.26%	$481,074	$ 410	0.34%	$379,031	$ 401	0.42%
Time deposits	48,920	68	0.56	49,881	73	0.59	54,456	136	1.00
Total interest-bearing deposits	566,426	403	0.28	530,955	483	0.36	433,487	537	0.50
Other borrowings	3,717	31	3.34	3,140	26	3.31	17	-	-
Total interest-bearing liabilities	570,143	$ 434	0.30%	534,095	$ 509	0.38%	433,504	$ 537	0.50%
Noninterest-bearing deposits	208,793			217,934			173,997		
Noninterest-bearing liabilities	3,328			4,662			6,638		
Stockholders' equity	70,584			69,336			60,704		
Total liabilities and stockholders' equity	$852,848			$826,027			$674,843		
Net earning assets	$244,106			$257,974			$213,596		
Net interest income		$ 5,859			$ 5,653			$ 5,566	
Interest rate spread (3)			2.79%			2.73%			3.27%
Net interest margin (4)			2.88%			2.85%			3.44%

(1) Includes nonaccrual loans
(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.
(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities
(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized
(5) Annualized

STRONG RECORD OF PRE-TAX PRE-PROVISION (PTPP) PERFORMANCE (NON-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)



$4,808
$5,853
$5,765
$8,603
$10,760
2017
2018
2019
2020
2021

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)



$1.77
$1.87
$1.82
$2.74
$3.42
2017
2018
2019
2020
2021

PTPP Return on Average Assets (Non-GAAP) %



1.45
1.54
1.26
1.45
1.43
2017
2018
2019
2020
2021

PTPP Return On Average Equity (Non-GAAP) %



12.24
12.21
10.84
14.99
16.51
2017
2018
2019
2020
2021

ROAA non-GAAP is calculated as PTPP / Average Assets. ROAE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC. See Non-GAAP Reconciliation on Page 30.

Reconciliation of Non-GAAP Disclosures

Annual Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2021	2020	2019	2018	2017
Net Income					
Net earnings (GAAP)	$ 8,347	$ 4,458	$ 3,542	$ 4,042	$ 2,817
Plus: Provision (credit) for loan losses	(104)	2,850	1,131	591	256
Plus: income taxes	2,517	1,295	1,092	1,220	1,735
PTPP (1) net earnings (non-GAAP)	$ 10,760	$ 8,603	$ 5,765	$ 5,853	$ 4,808
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,142,482	3,134,124	3,159,635	3,131,546	2,711,699
EPS, diluted (GAAP)	$ 2.66	$ 1.42	$ 1.12	$ 1.29	$ 1.04
PTPP (1) EPS, diluted (non-GAAP)	$ 3.42	$ 2.74	$ 1.82	$ 1.87	$ 1.77
Return on Average Assets (ROAA)					
Average assets	$ 751,576	$ 595,363	$ 456,797	$ 379,288	$ 331,682
ROAA (GAAP)	1.11%	0.75%	0.78%	1.07%	0.85%
PTPP (1) ROAA (non-GAAP)	1.43%	1.45%	1.26%	1.54%	1.45%
Return on Average Equity					
Average equity	$ 65,179	$ 57,386	$ 53,172	$ 47,932	$ 39,283
ROAE (GAAP)	12.81%	7.77%	6.66%	8.43%	7.17%
PTPP (1) ROAE (non-GAAP)	16.51%	14.99%	10.84%	12.21%	12.24%

(1) Pre-Tax, pre-provision

ROAA non-GAAP is calculated as PTPP / Average Assets then annualized, as appropriate. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized, as appropriate.
Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Annual Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2021	2020	2019	2018	2017
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 490,198	$ 476,661	$ 337,710	$ 290,113	$ 250,259
Less PPP loans	(15,172)	(66,774)	-	-	-
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 475,026	$ 409,887	$ 337,710	$ 290,113	$ 250,259
Average loans, excluding loans held for sale	$ 480,606	$ 429,802	$ 309,350	$ 283,967	$ 240,875
Less average PPP loans	(50,315)	(55,529)	-	-	-
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 430,291	$ 374,273	$ 309,350	$ 283,967	$ 240,875
Interest on loans, excluding loans held for sale	$ 22,598	$ 19,553	$ 15,884	$ 14,215	$ 11,403
Less interest income and earned fee income on PPP loans	(3,358)	(1,725)	-	-	-
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 19,240	$ 17,828	$ 15,884	$ 14,215	$ 11,403
Average loan yield, excluding loans held for sale (GAAP)	4.70%	4.55%	5.13%	5.01%	4.73%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	4.47%	4.76%	5.13%	5.01%	4.73%

Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	1Q'22	4Q'21	3Q'21	2Q'21	1Q'21
Net Income					
Net earnings (GAAP)	$ 2,241	$ 1,752	$ 2,099	$ 2,262	$ 2,234
Plus: Provision (credit) for loan losses	(371)	81	-	(185)	-
Plus: income taxes	727	429	664	717	707
PTPP (1) net earnings (non-GAAP)	$ 2,597	$ 2,262	$ 2,763	$ 2,794	$ 2,941
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,174,697	3,162,746	3,145,017	3,139,179	3,125,249
EPS, diluted (GAAP)	$ 0.71	$ 0.55	$ 0.67	$ 0.72	$ 0.71
PTPP (1) EPS, diluted (non-GAAP)	$ 0.82	$ 0.72	$ 0.88	$ 0.89	$ 0.94
Return on Average Assets (ROAA)					
Average assets	$ 852,848	$ 826,027	$ 771,867	$ 731,681	$ 674,843
ROAA (GAAP)	1.05%	0.85%	1.09%	1.24%	1.32%
PTPP (1) ROAA (non-GAAP)	1.22%	1.10%	1.43%	1.53%	1.74%
Return on Average Equity					
Average equity	$ 70,584	$ 69,336	$ 64,636	$ 62,837	$ 60,704
ROAE (GAAP)	12.70%	10.11%	12.99%	14.40%	14.72%
PTPP (1) ROAE (non-GAAP)	14.72%	13.05%	17.10%	17.79%	19.38%

(1) Pre-Tax, pre-provision

ROAA non-GAAP is calculated as PTPP / Average Assets and then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized.
Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	1Q'22	4Q'21	3Q'21	2Q'21	1Q'21
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 479,526	$ 490,198	$ 476,513	$ 470,488	$ 480,772
Less PPP loans	(4,937)	(15,172)	(27,554)	(54,563)	(78,625)
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 474,589	$ 475,026	$ 448,959	$ 415,925	$ 402,147
Average loans, excluding loans held for sale	$ 489,263	$ 477,175	$ 477,322	$ 483,587	$ 484,455
Less average PPP loans	(9,652)	(18,684)	(43,033)	(69,318)	(70,880)
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 479,611	$ 458,491	$ 434,289	$ 414,269	$ 413,575
Interest on loans, excluding loans held for sale	$ 5,684	$ 5,686	$ 5,708	$ 5,505	$ 5,699
Less interest income and earned fee income on PPP loans	(496)	(584)	(865)	(874)	(1,035)
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 5,188	$ 5,102	$ 4,843	$ 4,631	$ 4,664
Growth rate over linked quarter	1.7%	5.3%	4.6%	(0.7)%	0.5%
Average loan yield, excluding loans held for sale (GAAP)	4.65%	4.77%	4.78%	4.55%	4.71%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	4.33%	4.45%	4.46%	4.47%	4.51%

Source: Internal company documents and documents filed with SEC.